EEI Financial

November 1-4, 2009

forward-looking statement…
During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”
Except as noted herein, the information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted.
 Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

who we are…
(1) As of 9/30/09
(2) Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.
¾ 656,000 customers
 » 392,000 electric
 » 264,000 natural gas
¾ Approximately 123,000 square
 miles of service territory in
 Montana, Nebraska and South Dakota
¾ Total generation (mostly base load coal)
 » MT - 222 MW - regulated beginning 1/1/09
 » SD - 312 MW - regulated
¾ Total Assets: $2,754 MM (1)
¾ Total Capitalization: $1,666 MM (1)(2)
¾ Total Employees: 1,385
Located in states with relatively stable economies with potential grid expansion in the Northwest region.

NorthWestern’s attributes…
¾ Solid operations
 » Cost competitive
 » Above-average reliability
 » Award-winning customer service
¾ Improving credit ratings and strong balance sheet and liquidity
 » Secured and unsecured investment grade ratings
 » Moody’s has us on “positive” outlook
¾ Positive earnings and ROE trend
 » Colstrip Unit 4 into rates effective January 1, 2009
 » Delivery services rate case filed in MT for electric and natural gas
¾ Strong cash flows
 » NOLs and repair tax deduction provide an effective tax shield until likely 2014
¾ Competitive dividend
 » Current yield approximately 5.5%
¾ Improving Regulatory Environment
¾ Realistic growth prospects

improving credit ratings…

strong balance sheet and liquidity …
¾ Debt / Total capitalization of 53.4% (9/30/09)
¾ October 2009
 » $55 million, 30 year First Mortgage Bonds issued at 5.71%
¾ June 2009
 » Extended unsecured revolver maturity to June 30, 2012
 » Increased size from $200 million to $250 million
¾ March 2009
 » $250 million, 10 year First Mortgage Bonds issued at 6.34%
¾ Total liquidity currently in the $250 million range
¾ Nearly all long-term debt matures after 2014

positive earnings and ROE trend…
Mill Creek and Colstrip Unit 4 ROE’s of 10.25% & 10.00% respectively.

2009 guidance change…
Earnings guidance range for 2009 revised to $1.95 - $2.05

strong cash flows…
Earnings growth, NOLs, and repairs tax deduction provide strong cash flows to fund future growth projects.

2009 return of approximately 20% year-to-date and expect to be greater than
90% funded.
pension funding and expense …

competitive dividend…

Goal for dividend payout ratio of 60% - 70%.
Current dividend yield about 5.5%.

regulatory update…
¾ Montana
 » Rate cases filed October 2009 in Montana
 » Mill Creek Generation Station filed with MPSC
 ♦ MPSC approval in 2Q 2009
 ♦ Under construction with $40.5 million capitalized CWIP as of 9/30/09
 » Colstrip Unit 4 into rate base starting January 2009
¾ South Dakota / Nebraska
 » Expect to file natural gas rate cases during 2010
¾ FERC
 » Working with FERC for MSTI rate design
 ♦ FERC encouraged Company to develop MSTI on a cost of service basis by requesting appropriate tariff waivers from existing OATT
 » FERC approved 230kV Renewable Collector System open season as submitted
Establishing positive regulatory regulations in all jurisdictions.

rate request filed with MPSC…
¾ Requested revenue increase of $17.5 million
 » Electric T&D = $15.5 million (6.98%)
 » Natural gas T&D = $2.0 million (1.89%)
 » Expect decision by July 2010
 » Interim rates requested
 » Increase primarily due to pension and wage increases
¾ Requested for both Electric and Natural Gas Cases
 » ROE of 10.90%
 » Ratio of 50.55% debt / 49.45% equity
 » Cost of debt of 5.76%
 » Resulting cost of capital of 8.30%
 » Electric and Natural Gas rate base of $632 million and $257 million, respectively
Rate request excludes Colstrip Unit 4 generation and the
under- construction Mill Creek Generation Plant.

near-term potential earnings drivers…
¾ 2010
 » Expecting flat volumes
 ♦ Due to higher mix of residential/commercial vs. industrial customers as compared to other utilities
 ● Electric: 67% Residential & Commercial, 33% Industrial
 ● Natural Gas: 99% Residential & Commercial, 1% Industrial
 » Montana rate adjustment expected to take effect July 2010
¾ 2011
 » Full year effect of Montana rate adjustment
 » South Dakota and Nebraska natural gas rate adjustments
 expected
 » Mill Creek in rate base
 ♦ Approximately $10 million annualized contribution to net income
Near-term earnings drivers independent of transmission projects.

Balanced growth opportunities across the business.
longer-term potential earnings drivers …
¾ Distribution system enhancements
 » Exploring incremental rate based investment (early stages)
¾ Energy supply
 » Mill Creek Generation Station
 » South Dakota peaking generation
 » Natural gas reserves (early stages)
 » Wind projects and other renewable projects (early stages)
¾ Transmission projects
 » Colstrip 500kV upgrade
 » 230 kV Renewable Collector System
 » Mountain States Transmission Intertie (MSTI)
 » Electric Transmission America (ETA) (early stages)
 » Green Power Express (ITC) (early stages)

Investing in better services for our customers.
distribution system enhancements …
¾ Continued emphasis on investment that maintains current high service quality levels
¾ Proactive approach to address future infrastructure needs
 » Significant potential for investment over next 5 - 7 years, incremental to current maintenance capex spending, is under evaluation and discussion with key stakeholders including:
 ♦ Circuit upgrades along with pole and cable replacement
 ♦ Substation enhancements
 ♦ Gas system enhancements
 ♦ Communications and automation

energy supply …
Rate based supply provides stability and diversity.
¾ Mill Creek Generation Station
 » 150 MW plant near Anaconda, MT
 » Estimated cost $202 million
 » Construction underway with scheduled completion date of December 2010
¾ South Dakota peaking generation
 » $50 million investment to add one 45 MW modular peaking unit
¾ Natural gas reserves
 » Currently evaluating opportunities afforded by new Montana statute allowing utilities to rate base gas reserves. This provides price stability to customers and allows NorthWestern to earn a return on an otherwise pass-through cost.
¾ Wind and other renewable projects
 » Montana - August 2009 issued Request for Information for purchase, partnership, or long-term PPA in renewable supply projects.
 » South Dakota - Long-term PPA in 25 MW wind farm with option for additional 25
 MWs and purchase after 5 years. Estimated in-service date of January 2010.
 » South Dakota - Request for Proposal issued for an additional 25 MWs of wind energy.

Montana is between load and resources …

our proposed transmission projects…

transmission projects …
¾ Colstrip 500 kV upgrade
 » Upgrade existing line and substations to increase capacity of existing line by 500-600 MW’s to relieve congestion to the west
 » Joint project with other Colstrip Transmission system owners
 » Cost of our portion of the project (assuming full participation) is estimated at $41 million
 » Anticipated in-service date of Q3 2012
¾ 230 kV Renewable Collector System
 » Gathering system for renewable generation
 » Cost estimate of a single “collector” line is estimated at $200 million
 » Anticipated in-service date of Q2 2014
¾ Mountain States Transmission Intertie (MSTI)
 » 1,500 MWs of additional capacity on a historically constrained path
 » 500kV, 400 mile long line estimated total cost of $1 billion
 » Continue to evaluate potential partners
 » Open season to be conducted in the first half 2010
 » Anticipated in-service date of Q1 2015
¾ Electric Transmission America (ETA) and Green Power Express (ITC)
 » Potential opportunity to invest in transmission in South Dakota
Significant opportunity to grow transmission rate base.

capex spending - next few years…
Additional equity not
anticipated until we proceed
with MSTI or other major
investments.
We will move forward with
the funding of these projects
only when they make
economic sense.
MSTI project is now slated for
early 2015 and capex has
been modified accordingly.
Capital still shown at 100%
but still evaluating partners.
Utility Maintenance
Capex is funded 100%
by free cash flow.

growth project potential…
Opportunity to double and diversify earnings as compared with our existing
$1.5 billion rate base.

growth project milestones ’09 & ’10…
2009
Mill Creek
✓ Expect decision from the MPSC (APPROVED) Q2
✓ Begin construction   Q3
500 kV Upgrade
¾ Complete engineering and planning studies Q4
¾ WECC regional planning process begins Q4
¾ Finalize commercial terms w/partners Q4
230 kV Collector System
✓ Information meeting with customers Q2
✓ FERC ruling allowing “open season”  Q2
¾ Identify potential anchor tenant  Q4
MSTI
✓ Work with FERC to clarify filings process Q3
¾ EIS draft for public review due  Q4
2010
Mill Creek
¾ Complete construction  Q4
¾ Start up, commissioning and completion Q4
500 kV Upgrade
¾ Run subscription process  Q1
¾ Complete regional planning process Q4
¾ Begin construction   Q4
230 kV Collector System
¾ Conduct “open season”  Q1
¾ WECC regional planning process  Q2
¾ Siting and permitting process begins Q3
MSTI
¾ Draft EIS    Q1
¾ Conduct “open season”/commercial terms Q1
¾ EIS Record of Decision   Q3
¾ Begin right of way procurement  Q4
¾ Final Engineering   Q4

in summary…
¾ Solid operations
¾ Improving credit ratings and strong balance
 sheet and liquidity
¾ Positive earnings and ROE trend
¾ Strong cash flows
¾ Competitive dividend
¾ Improving Regulatory Environment
¾ Realistic growth prospects

2009 results through September
(appendix)…
Prior earnings guidance of $1.75 - $1.85 revised upward to $1.95 - $2.05 on
October 28, 2009 due to repairs tax deduction.

Q4 2009 earnings bridge … (appendix)